UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2005

                             AccuPoll Holding Corp.
             (Exact name of registrant as specified in its charter)

           Nevada                       000-32849           11-2751630
           ------                       ---------           ----------
(State or other jurisdiction    (Commission File Number)   (IRS Employer
      of incorporation)                                    Identification No.)

           15101 Red Hill Avenue, Suite 220, Tustin, California 92780
           -----------------------------------------------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (949) 200-4000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencementcommunications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Conversion and Settlement Agreement

      On September 27, 2005, AccuPoll Holding Corp. (the "Company") entered into a Conversion and Settlement Agreement With Mutual Releases dated September 26, 2005 (the "Settlement Agreement") with AccuPoll, Inc., Dennis Vadura, Corporate Legal Services LLP, Palisades Capital, LLC, Hyde Investments, LLC, Livingston Investments, Ltd. and GCH Capital, Ltd. Pursuant to the Settlement Agreement, effective September 9, 2005, Palisades Capital, LLC, Hyde Investments, LLC and Livingston Investments, Ltd. exercised their conversion rights under the existing terms of certain debentures on an outstanding principal amount of $2,242,000 at a conversion price of $0.038 per share for a total of 59 million shares of common stock to be issued in installments through June 2006. All remaining principal and accrued interest on outstanding debentures held by Palisades Capital, LLC, Hyde Investments, LLC and Livingston Investments, Ltd. totaling approximately $1,300,000 was forgiven and an unexercised warrant for 6,400,000 common shares issued in June 2003 to GCH Capital, Ltd. was canceled. In addition, Palisades Capital, LLC, Hyde Investments, LLC and Livingston Investments, Ltd. granted the chief executive officer and president of the Company an irrevocable proxy with respect to all shares of the Company's common stock held by such shareholders. The irrevocable proxy automatically terminates upon transfer of such shares to any third party that is not an affiliate of the shareholders. Further, Palisades Capital, LLC, Hyde Investments, LLC and Livingston Investments, Ltd. agreed not to short the Company's common stock and agreed to file a UCC-3 financing statement amendment to terminate all liens and security interests such shareholders have on the Company's assets. The parties to the Settlement Agreement also agreed to mutually release each other from all past, current and future claims against each other. The conversion of the above-described debentures was made pursuant to the exemptions from registration requirements under Section 3(a)(9) of the Securities Act of 1933, as amended, and/or Regulation S.

      In connection with the Settlement Agreement, on September 26, 2005 the Company entered into a Registration Rights Agreement pursuant to which it agreed to register the resale of 25 million shares of common stock beneficially owned by Palisades Capital, LLC, Hyde Investments, LLC and Livingston Investments, Ltd. The Company agreed to prepare and file such registration statement within 60 days after the effectiveness of the current registration statement on file with the Securities and Exchange Commission, or within 60 days following the abandonment or termination of such registration statement, or within 180 days following September 26, 2005, whichever date is earliest.

Sale of Preferred Stock

      On September 23, 2005, the Company sold an aggregate of 800 shares of the Company's Series A Convertible Preferred Stock, $.001 par value ("Series A Preferred Stock"), warrants to purchase an aggregate of 800,000 shares of the Company's common stock with an exercise price of $0.10 per share ("$0.10 Warrants"), and warrants to purchase an aggregate of 800,000 shares of the Company's common stock with an exercise price of $0.125 per share ("$0.125 Warrants"; the $0.10 Warrants and the $0.125 Warrants are collectively referred to as the "Warrants"), to one accredited investor. The sale of Series A Preferred Stock and Warrants was made pursuant to the exemption from registration requirements under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506, promulgated thereunder.

      The Series A Preferred Stock was sold for a per share purchase price of $100, resulting in aggregate gross proceeds of $80,000. For each share of Series A Preferred Stock purchased investors received a $0.10 Warrant to purchase 1,000 shares of common stock and a $0.125 Warrant to purchase 1,000 shares of common stock. The Warrants are exercisable for a term of three years.

      The terms of the Warrants prohibit the holders (together with their affiliates) from beneficially owning in excess of 4.99% of the Company's common stock outstanding immediately after giving effect to an exercise. The Company has the right to call the Warrants if, after the effective date of a registration statement registering the resale of the shares of common stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Warrants, the closing price of the common stock for each of 10 consecutive trading days exceeds 200% of the exercise price.

      The stated value of the Series A Preferred Stock is $100. Upon liquidation, dissolution or winding up of the Company, the Series A Preferred Stock ranks senior to the Company's common stock and all other equity or equity equivalent securities of the Company other than those securities that are outstanding on the original issue date of the Series A Preferred Stock and those securities which are explicitly senior in rights or liquidation preference to the Series A Preferred Stock. Except as otherwise required by law, the Series A Preferred Stock has no voting rights. The Series A Preferred Stock is convertible at any time at the holders' option into that number of shares of Common Stock equal to the stated value divided by $0.10, subject to adjustment for stock dividends, stock splits, reclassifications, and similar events. The terms of the Series A Preferred Stock prohibit the holders (together with their affiliates) from beneficially owning in excess of 4.99% of the Company's common stock outstanding immediately after giving effect to a conversion.

      The Company agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the common stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Warrants no later than 60 days after the closing date. If such registration statement is not filed on or before 60 days after the closing date or if the registration statement is not declared effective by the Securities and Exchange Commission on or before 60 days after the closing date (or 90 days after the closing date if the registration statement is reviewed by the Securities and Exchange Commission), then the Company must pay to each investor liquidated damages equal to 5% percent of the aggregate subscription amount paid by investors for each month that such event has not occurred.

      Continental Advisors S.A. (Lux.) acted as placement agent in connection with the sale of the Series A Preferred Stock and Warrants. In consideration for its services as placement agent, the Company agreed to pay Continental Advisors S.A. an amount in cash equal to 10% of the aggregate gross proceeds received by the Company and to issue Continental Advisors S.A. warrants to purchase such number of shares of Common Stock equal to 10% of aggregate gross proceeds. The warrants issuable to Continental Advisors S.A. will have the same terms as the Warrants sold to investors. One of the Company's directors, Andreea M. Porcelli, is a consultant for Continental Advisors S.A.

Item 3.02 Unregistered Sales of Equity Securities.

      See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit Number

                                                                Description
------------------  ------------------------------------------------------------------------------------------------
3.1                   Certificate  of  Designation  of  Preferences,  Rights and  Limitations of Series A Convertible
                      Preferred Stock  (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on June 29, 2005)
4.1                   Securities  Purchase  Agreement  dated as of September 22, 2005 by and among  AccuPoll  Holding
                      Corp. and the purchasers identified on the signature pages thereto
4.2                   Form of Legal  Opinion  (Incorporated  by  reference to the  Company's  Form 8-K filed with the
                      Securities and Exchange Commission on June 29, 2005)
4.3                   Form of Common Stock Purchase  Warrant with exercise price of $0.10 per share  (Incorporated by reference to the Company's Form 8-K filed with the  Securities and Exchange  Commission on June
                      29, 2005)
4.4                   Form of Common Stock Purchase Warrant with exercise price of $0.125 per share  (Incorporated by reference to the Company's Form 8-K filed with the  Securities and Exchange  Commission on June
                      29, 2005)
4.5                   Form of  Registration  Rights  Agreement  among  AccuPoll  Holding  Corp.  and  the  purchasers signatory  thereto  (Incorporated  by  reference  to the  Company's  Form  8-K  filed  with the
                      Securities and Exchange Commission on June 29, 2005)
4.6                   Form of Escrow  Agreement  (Incorporated  by reference to the Company's Form 8-K filed with the
                      Securities and Exchange Commission on June 29, 2005)
10.1                  Conversion and  Settlement  Agreement  With Mutual  Releases  dated  September 26, 2005, by and between AccuPoll Holding Corp, AccuPoll,  Inc., Dennis Vadura,  Corporate Legal Services,  LLP,
                      Palisades Capital, LLC, Hyde Investments,  LLC, Livingston  Investments,  Ltd. and GCH Capital,
                      Ltd.  (Incorporated  by reference to the  Company's  annual  report on Form 10-K for the fiscal year ended June 30, 2005,  filed with the Securities  and Exchange  Commission on September 28,
                      2005)

10.2                  Registration  Rights  Agreement  dated as of September 26, 2005, by and among AccuPoll  Holding
                      Corp.,  Palisades  Capital,  LLC,  Hyde  Investments,  LLC  and  Livingston  Investments,  Ltd.
                      (Incorporated  by reference  to the  Company's  annual  report on Form 10-K for the fiscal year ended June 30, 2005, filed with the Securities and Exchange Commission on September 28, 2005)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Accupoll Holding Corp.

Date: September 29, 2005                     /s/ William E. Nixon
                                            -----------------------------------
                                            William E. Nixon
                                            Chief Executive Officer